Exhibit 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of December 31, 2015

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2014 is derived from or agrees to audited financial information. The Company has reclassified the presentation of certain prior year information to conform to the current presentation. Such reclassifications had no effect on the Company’s net income, shareholders’ equity or cash flows. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The financial highlights below exclude amounts reflected in the ‘other’ segment (Watford Re):	Three Months Ended			Year Ended
	December 31,			December 31,
(U.S. Dollars in thousands, except share data)	2015	2014	Change	2015	2014	Change
Underwriting results:
Gross premiums written	$1,031,341	$1,069,932	(3.6)%	$4,656,723	$4,760,394	(2.2)%
Net premiums written	738,798	804,836	(8.2)%	3,351,572	3,617,482	(7.4)%
Net premiums earned	824,283	869,604	(5.2)%	3,336,053	3,490,271	(4.4)%
Underwriting income	116,700	114,300	2.1%	433,216	474,178	(8.6)%

Loss ratio	51.2%	52.8%	(1.6)	53.2%	53.0%	0.2
Acquisition expense ratio	16.7%	18.4%	(1.7)	17.0%	18.0%	(1.0)
Other operating expense ratio	18.9%	16.3%	2.6	17.8%	15.8%	2.0
Combined ratio	86.8%	87.5%	(0.7)	88.0%	86.8%	1.2

Net investment income	$66,970	$72,646	(7.8)%	$271,680	$284,336	(4.5)%
Per diluted share	$0.53	$0.56	(5.4)%	$2.16	$2.11	2.4%

Net income available to Arch common shareholders	$53,094	$209,679	(74.7)%	$515,800	$812,417	(36.5)%
Per diluted share	$0.42	$1.60	(73.8)%	$4.09	$6.02	(32.1)%

After-tax operating income available to Arch common shareholders (1)	$143,599	$150,184	(4.4)%	$565,199	$617,312	(8.4)%
Per diluted share	$1.15	$1.15	—%	$4.48	$4.58	(2.2)%

Comprehensive income available to Arch	$32,268	$241,834	(86.7)%	$392,380	$888,247	(55.8)%

Cash flow from operations	$98,521	$226,948	(56.6)%	$705,128	$997,815	(29.3)%

Diluted weighted average common shares and common share equivalents outstanding	125,311,942	130,855,218	(4.2)%	126,038,743	134,922,322	(6.6)%

Financial measures:
Change in book value per common share during period	0.6%	3.5%	(2.9)	5.2%	14.5%	(9.3)

Annualized operating return on average common equity	9.8%	10.4%	(0.6)	9.7%	11.1%	(1.4)

Total return on investments (2)
Including effects of foreign exchange	(0.33)%	0.85%	-118 bps	0.41%	3.21%	-280 bps
Excluding effects of foreign exchange	(0.10)%	1.34%	-144 bps	1.62%	4.26%	-264 bps

(1)	See Comments on Regulation G.

(2)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Revenues
Net premiums written	$834,984	$971,972	$943,580	$1,066,995	$895,481	$3,817,531	$3,891,938
Change in unearned premiums	108,536	(35,289)	(142)	(156,731)	27,684	(83,626)	(298,190)
Net premiums earned	943,520	936,683	943,438	910,264	923,165	3,733,905	3,593,748
Net investment income	95,900	86,233	86,963	78,994	82,496	348,090	302,585
Net realized gains (losses)	(143,767)	(89,698)	(35,725)	83,348	10,561	(185,842)	102,917
Net impairment losses recognized in earnings	(7,336)	(5,868)	(1,113)	(5,799)	(3,837)	(20,116)	(30,150)
Other underwriting income	8,621	7,623	7,717	11,536	4,825	35,497	10,142
Equity in net income of investment funds accounted for using the equity method	5,517	(2,118)	16,167	5,889	2,424	25,455	19,883
Other income (loss)	(451)	(265)	2,205	(1,888)	(5,183)	(399)	(10,252)
Total revenues	902,004	932,590	1,019,652	1,082,344	1,014,451	3,936,590	3,988,873

Expenses
Losses and loss adjustment expenses	(506,020)	(531,741)	(519,426)	(493,716)	(495,819)	(2,050,903)	(1,919,250)
Acquisition expenses	(171,409)	(171,566)	(175,425)	(163,076)	(175,215)	(681,476)	(657,262)
Other operating expenses	(173,812)	(156,959)	(168,608)	(157,882)	(154,595)	(657,261)	(606,224)
Interest expense	(15,827)	(13,300)	(4,011)	(12,736)	(12,744)	(45,874)	(45,634)
Net foreign exchange gains (losses)	4,520	14,680	(19,583)	66,501	36,570	66,118	83,744
Total expenses	(862,548)	(858,886)	(887,053)	(760,909)	(801,803)	(3,369,396)	(3,144,626)

Income before income taxes	39,456	73,704	132,599	321,435	212,648	567,194	844,247
Income tax expense	(11,450)	(9,704)	(6,780)	(12,678)	(5,514)	(40,612)	(22,987)
Net income	28,006	64,000	125,819	308,757	207,134	526,582	821,260
Amounts attributable to noncontrolling interests	30,573	16,033	(10,029)	(25,421)	8,030	11,156	13,095
Net income attributable to Arch	58,579	80,033	115,790	283,336	215,164	537,738	834,355
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(21,938)	(21,938)
Net income available to Arch common shareholders	$53,094	$74,549	$110,305	$277,852	$209,679	$515,800	$812,417

Comprehensive income available to Arch	$32,268	$23,401	$24,208	$312,503	$241,834	$392,380	$888,247

Net income per common share
Basic	$0.44	$0.62	$0.91	$2.24	$1.65	$4.24	$6.21
Diluted	$0.42	$0.60	$0.88	$2.16	$1.60	$4.09	$6.02

Weighted average common shares and common share equivalents outstanding
Basic	120,700,524	120,567,410	121,719,214	124,209,276	126,857,041	121,786,127	130,817,610
Diluted	125,311,942	125,011,773	125,885,420	128,451,054	130,855,218	126,038,743	134,922,322

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Assets
Investments:
Fixed maturities available for sale, at fair value	$10,459,353	$10,560,635	$9,927,603	$10,427,810	$10,750,770
Short-term investments available for sale, at fair value	587,904	708,428	875,727	855,032	797,226
Investment of funds received under securities lending, at fair value	389,336	286,659	377,897	257,059	44,301
Equity securities available for sale, at fair value	618,405	606,259	701,623	687,713	658,182
Other investments available for sale, at fair value	300,476	281,014	377,677	329,677	296,224
Investments accounted for using the fair value option	2,894,494	2,783,165	2,613,487	2,421,522	2,425,053
Investments accounted for using the equity method	592,973	589,277	472,926	412,367	349,014
Total investments	15,842,941	15,815,437	15,346,940	15,391,180	15,320,770
Cash	553,326	649,779	525,074	471,012	485,702
Accrued investment income	87,206	76,142	80,129	73,282	74,316
Fixed maturities and short-term investments pledged under securities lending, at fair value	384,081	285,632	373,969	253,115	50,802
Premiums receivable	983,443	1,074,884	1,181,636	1,116,389	948,695
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,867,373	1,832,386	1,831,227	1,788,619	1,812,845
Contractholder receivables	1,486,296	1,436,154	1,393,138	1,339,433	1,309,192
Prepaid reinsurance premiums	427,609	442,346	442,141	421,908	377,078
Deferred acquisition costs, net	433,477	448,893	448,647	442,775	414,525
Receivable for securities sold	45,505	705,821	454,057	400,113	78,170
Goodwill and intangible assets	97,531	103,620	102,518	106,745	109,539
Other assets	968,482	899,498	905,449	1,050,520	1,024,447
Total assets	$23,177,270	$23,770,592	$23,084,925	$22,855,091	$22,006,081

Liabilities
Reserve for losses and loss adjustment expenses	$9,125,250	$9,084,855	$9,082,281	$8,928,950	$9,036,448
Unearned premiums	2,333,932	2,467,691	2,442,923	2,400,834	2,231,578
Reinsurance balances payable	224,120	235,562	252,462	200,444	219,312
Contractholder payables	1,486,296	1,436,154	1,393,138	1,339,433	1,309,192
Collateral held for insured obligations	248,982	242,928	219,798	197,965	184,219
Deposit accounting liabilities	260,364	270,876	277,523	284,828	327,384
Senior notes	791,306	791,264	791,222	791,181	791,141
Revolving credit agreement borrowings	530,434	339,077	100,000	100,000	100,000
Securities lending payable	393,844	292,838	383,965	263,216	50,529
Payable for securities purchased	64,996	817,371	468,015	554,625	128,413
Other liabilities	568,852	649,910	536,207	495,715	509,219
Total liabilities	16,028,376	16,628,526	15,947,534	15,557,191	14,887,435

Redeemable noncontrolling interests	205,182	205,089	204,996	219,604	219,512

Shareholders’ equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000
Common shares	577	576	576	573	572
Additional paid-in capital	467,339	450,948	437,533	399,757	383,073
Retained earnings	7,370,371	7,317,277	7,242,728	7,132,423	6,854,571
Accumulated other comprehensive income, net of deferred income tax	(16,502)	9,809	66,441	158,023	128,856
Common shares held in treasury, at cost	(1,941,904)	(1,940,795)	(1,934,763)	(1,727,074)	(1,562,019)
Total shareholders’ equity available to Arch	6,204,881	6,162,815	6,137,515	6,288,702	6,130,053
Non-redeemable noncontrolling interests	738,831	774,162	794,880	789,594	769,081
Total shareholders’ equity	6,943,712	6,936,977	6,932,395	7,078,296	6,899,134
Total liabilities, noncontrolling interests and shareholders’ equity	$23,177,270	$23,770,592	$23,084,925	$22,855,091	$22,006,081

Common shares outstanding, net of treasury shares	122,627,783	122,438,554	122,403,909	124,760,841	127,367,934
Book value per common share (1)	$47.95	$47.68	$47.49	$47.80	$45.58

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Non-Cumulative Preferred Shares
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	576	576	573	572	571	572	565
Common shares issued, net	1	—	3	1	1	5	7
Balance at end of period	577	576	576	573	572	577	572

Additional Paid-in Capital
Balance at beginning of period	450,948	437,533	399,757	383,073	366,408	383,073	299,517
Common shares issued, net	3,136	62	7,378	—	3,189	10,576	9,590
Exercise of stock options	3,563	2,739	6,256	3,368	3,771	15,926	18,662
Amortization of share-based compensation	9,521	10,531	22,806	13,238	9,671	56,096	54,789
Other	171	83	1,336	78	34	1,668	515
Balance at end of period	467,339	450,948	437,533	399,757	383,073	467,339	383,073

Retained Earnings
Balance at beginning of period	7,317,277	7,242,728	7,132,423	6,854,571	6,644,892	6,854,571	6,042,154
Net income	28,006	64,000	125,819	308,757	207,134	526,582	821,260
Amounts attributable to noncontrolling interests	30,573	16,033	(10,029)	(25,421)	8,030	11,156	13,095
Preferred share dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(21,938)	(21,938)
Balance at end of period	7,370,371	7,317,277	7,242,728	7,132,423	6,854,571	7,370,371	6,854,571

Accumulated Other Comprehensive Income
Balance at beginning of period	9,809	66,441	158,023	128,856	102,186	128,856	74,964
Unrealized appreciation in value of available-for-sale investments, net of deferred income tax:
Balance at beginning of period	65,714	110,360	213,522	161,598	122,837	161,598	80,692
Unrealized holding gains (losses) arising during period, net of reclassification adjustment	(14,087)	(41,613)	(103,149)	53,372	39,081	(105,477)	81,226
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(1,542)	(3,033)	(13)	(1,448)	(320)	(6,036)	(320)
Balance at end of period	50,085	65,714	110,360	213,522	161,598	50,085	161,598
Foreign currency translation adjustments:
Balance at beginning of period	(55,905)	(43,919)	(55,499)	(32,742)	(20,651)	(32,742)	(5,728)
Foreign currency translation adjustments	(10,682)	(11,986)	11,580	(22,757)	(12,091)	(33,845)	(27,014)
Balance at end of period	(66,587)	(55,905)	(43,919)	(55,499)	(32,742)	(66,587)	(32,742)
Balance at end of period	(16,502)	9,809	66,441	158,023	128,856	(16,502)	128,856

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,940,795)	(1,934,763)	(1,727,074)	(1,562,019)	(1,358,011)	(1,562,019)	(1,094,704)
Shares repurchased for treasury	(1,109)	(6,032)	(207,689)	(165,055)	(204,008)	(379,885)	(467,315)
Balance at end of period	(1,941,904)	(1,940,795)	(1,934,763)	(1,727,074)	(1,562,019)	(1,941,904)	(1,562,019)

Total shareholders’ equity available to Arch	6,204,881	6,162,815	6,137,515	6,288,702	6,130,053	6,204,881	6,130,053
Non-redeemable noncontrolling interests	738,831	774,162	794,880	789,594	769,081	738,831	769,081
Total shareholders’ equity	$6,943,712	$6,936,977	$6,932,395	$7,078,296	$6,899,134	$6,943,712	$6,899,134

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Operating Activities
Net income	$28,006	$64,000	$125,819	$308,757	$207,134	$526,582	$821,260
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	127,981	82,798	27,089	(87,907)	(14,478)	149,961	(127,511)
Net impairment losses included in earnings	7,336	5,868	1,113	5,799	3,837	20,116	30,150
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	(126)	14,332	(8,379)	(1,970)	9,556	3,857	13,340
Share-based compensation	9,521	10,531	22,806	13,238	9,671	56,096	54,789
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	42,081	47,961	37,289	54,327	61,956	181,658	156,211
Unearned premiums, net of prepaid reinsurance premiums	(108,536)	35,289	142	156,731	(27,684)	83,626	298,190
Premiums receivable	81,958	97,901	(14,395)	(192,247)	62,731	(26,783)	(217,035)
Deferred acquisition costs, net	12,714	(2,713)	(2,705)	(36,304)	(9,464)	(29,008)	(81,584)
Reinsurance balances payable	(10,127)	(15,415)	35,679	(16,022)	(22,922)	(5,885)	26,699
Other liabilities	38,585	101,479	(45,985)	(48,856)	(16,132)	45,223	101,757
Other items, net	(39,066)	(19,651)	121,265	(70,085)	(26,734)	(7,537)	(39,136)
Net Cash Provided By Operating Activities	190,327	422,380	299,738	85,461	237,471	997,906	1,037,130
Investing Activities
Purchases of fixed maturity investments	(7,069,769)	(7,740,713)	(7,610,660)	(7,030,731)	(6,714,417)	(29,451,873)	(28,745,279)
Purchases of equity securities	(29,887)	(196,991)	(162,672)	(125,863)	(154,239)	(515,413)	(520,817)
Purchases of other investments	(429,275)	(540,572)	(404,276)	(375,402)	(454,363)	(1,749,525)	(1,590,648)
Proceeds from sales of fixed maturity investments	6,682,493	7,078,118	7,476,321	6,857,115	6,549,838	28,094,047	26,823,189
Proceeds from sales of equity securities	55,003	236,665	146,437	125,906	106,328	564,011	411,362
Proceeds from sales, redemptions and maturities of other investments	392,515	270,718	318,201	269,449	375,280	1,250,883	941,798
Proceeds from redemptions and maturities of fixed maturities	118,132	155,413	202,327	272,657	126,266	748,529	762,995
Net settlements of derivative instruments	(86,170)	62,108	(7,057)	26,063	18,877	(5,056)	34,372
Proceeds from investment in joint venture	—	—	40,000	—	—	40,000	—
Net sales (purchases) of short-term investments	(12,646)	178,034	(62,576)	66,283	(101,262)	169,095	577,126
Change in cash collateral related to securities lending	(35,347)	47,014	(12,800)	(5,529)	60,207	(6,662)	57,470
Purchase of business, net of cash acquired	—	—	3,250	(2,432)	(1,528)	818	(237,106)
Purchases of fixed assets	(4,835)	(4,505)	(3,124)	(3,272)	(5,308)	(15,736)	(19,883)
Change in other assets	6,661	(6,885)	(7,144)	(29,625)	—	(36,993)	—
Net Cash Provided By (Used For) Investing Activities	(413,125)	(461,596)	(83,773)	44,619	(194,321)	(913,875)	(1,505,421)
Financing Activities
Purchases of common shares under share repurchase program	—	(3,506)	(198,979)	(162,898)	(202,218)	(365,383)	(454,137)
Proceeds from common shares issued, net	4,164	(1,481)	2,590	(412)	3,579	4,861	6,827
Proceeds from borrowings	192,285	239,077	—	—	—	431,362	—
Repayments of borrowings	—	—	—	—	—	—	—
Change in cash collateral related to securities lending	35,347	(47,014)	12,800	5,529	(60,207)	6,662	(57,470)
Third party investment in non-redeemable noncontrolling interests	—	—	—	—	—	—	796,903
Third party investment in redeemable noncontrolling interests	—	—	—	—	—	—	219,233
Dividends paid to redeemable noncontrolling interests	(4,497)	(4,497)	(4,497)	(4,816)	(4,816)	(18,307)	(14,448)
Other	(92,376)	(4,555)	25,239	29,779	58,414	(41,913)	64,973
Preferred dividends paid	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(21,938)	(21,938)
Net Cash Provided By (Used For) Financing Activities	129,438	172,540	(168,332)	(138,302)	(210,733)	(4,656)	539,943
Effects of exchange rate changes on foreign currency cash	(3,093)	(8,619)	6,429	(6,468)	(10,441)	(11,751)	(20,007)
Increase (decrease) in cash	(96,453)	124,705	54,062	(14,690)	(178,024)	67,624	51,645
Cash beginning of period	649,779	525,074	471,012	485,702	663,726	485,702	434,057
Cash end of period	$553,326	$649,779	$525,074	$471,012	$485,702	$553,326	$485,702
Income taxes paid, net	$4,813	$9,468	$22,423	$3,569	$7,588	$40,273	$20,923
Interest paid	$27,533	$119	$24,565	$511	$24,318	$52,728	$46,429

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results. The Corporate (non-underwriting) segment results include net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the results of Arch Mortgage Insurance Company (“Arch MI U.S.”) and Arch Mortgage Insurance Designated Activity Company, leading providers of mortgage insurance products and services to the U.S. and European markets, respectively. Arch MI U.S. is approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac (each a government sponsored enterprise, or “GSE”). The mortgage segment also includes GSE credit risk-sharing transactions and mortgage reinsurance for the U.S. and Australian markets.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. The Company acts as Watford’s reinsurance manager, and Highbridge Principal Strategies, LLC, a subsidiary of JPMorgan Chase & Co., manages Watford’s investment assets, each under a long term services agreement. The Company invested $100 million to acquire approximately 11% of Watford’s common equity and a warrant to purchase additional common equity. Watford has its own management and board of directors and is responsible for the overall profitability of the ‘other’ segment. The Company is required to consolidate the results of Watford in its financial statements. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2015
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$680,617	$262,482	$91,787	$1,031,341	$101,147	$1,066,740
Premiums ceded	(229,011)	(62,417)	(4,660)	(292,543)	(4,961)	(231,756)
Net premiums written	451,606	200,065	87,127	738,798	96,186	834,984
Change in unearned premiums	52,919	62,957	(30,391)	85,485	23,051	108,536
Net premiums earned	504,525	263,022	56,736	824,283	119,237	943,520
Other underwriting income	526	3,736	3,461	7,723	898	8,621
Losses and loss adjustment expenses	(313,966)	(100,855)	(7,237)	(422,058)	(83,962)	(506,020)
Acquisition expenses, net	(70,440)	(53,252)	(14,030)	(137,722)	(33,687)	(171,409)
Other operating expenses	(92,623)	(41,629)	(21,274)	(155,526)	(6,043)	(161,569)
Underwriting income (loss)	$28,022	$71,022	$17,656	116,700	(3,557)	113,143

Net investment income				66,970	28,930	95,900
Net realized gains (losses)				(84,302)	(59,465)	(143,767)
Net impairment losses recognized in earnings				(7,336)	—	(7,336)
Equity in net income (loss) of investment funds accounted for using the equity method				5,517	—	5,517
Other income (loss)				(451)	—	(451)
Other expenses				(12,243)	—	(12,243)
Interest expense				(12,757)	(3,070)	(15,827)
Net foreign exchange gains (losses)				2,286	2,234	4,520
Income before income taxes				74,384	(34,928)	39,456
Income tax expense				(11,450)	—	(11,450)
Net income				62,934	(34,928)	28,006
Dividends attributable to redeemable noncontrolling interests				—	(4,589)	(4,589)
Amounts attributable to nonredeemable noncontrolling interests				—	35,162	35,162
Net income available to Arch				62,934	(4,355)	58,579
Preferred dividends				(5,485)	—	(5,485)
Net income available to Arch common shareholders				$57,449	$(4,355)	$53,094

Underwriting Ratios
Loss ratio	62.2%	38.3%	12.8%	51.2%	70.4%	53.6%
Acquisition expense ratio	14.0%	20.2%	24.7%	16.7%	28.3%	18.2%
Other operating expense ratio	18.4%	15.8%	37.5%	18.9%	5.1%	17.1%
Combined ratio	94.6%	74.3%	75.0%	86.8%	103.8%	88.9%

Net premiums written to gross premiums written	66.4%	76.2%	94.9%	71.6%	95.1%	78.3%

Total investable assets				$14,644,831	$1,696,107	$16,340,938
Total assets				21,054,938	2,122,332	23,177,270
Total liabilities				14,956,274	1,072,102	16,028,376

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$699,109	$314,604	$57,584	$1,069,932	$98,388	$1,113,812
Premiums ceded	(215,933)	(45,631)	(4,897)	(265,096)	(7,743)	(218,331)
Net premiums written	483,176	268,973	52,687	804,836	90,645	895,481
Change in unearned premiums	29,594	36,832	(1,658)	64,768	(37,084)	27,684
Net premiums earned	512,770	305,805	51,029	869,604	53,561	923,165
Other underwriting income	622	2,333	1,870	4,825	—	4,825
Losses and loss adjustment expenses	(324,338)	(118,705)	(15,736)	(458,779)	(37,040)	(495,819)
Acquisition expenses, net	(81,152)	(61,765)	(16,807)	(159,724)	(15,491)	(175,215)
Other operating expenses	(85,046)	(37,766)	(18,814)	(141,626)	(1,866)	(143,492)
Underwriting income (loss)	$22,856	$89,902	$1,542	114,300	(836)	113,464

Net investment income				72,646	9,850	82,496
Net realized gains (losses)				31,310	(20,749)	10,561
Net impairment losses recognized in earnings				(3,837)	—	(3,837)
Equity in net income (loss) of investment funds accounted for using the equity method				2,424	—	2,424
Other income (loss)				(5,183)	—	(5,183)
Other expenses				(11,103)	—	(11,103)
Interest expense				(12,744)	—	(12,744)
Net foreign exchange gains (losses)				34,467	2,103	36,570
Income before income taxes				222,280	(9,632)	212,648
Income tax expense				(5,514)	—	(5,514)
Net income				216,766	(9,632)	207,134
Dividends attributable to redeemable noncontrolling interests				—	(4,910)	(4,910)
Amounts attributable to nonredeemable noncontrolling interests				—	12,940	12,940
Net income available to Arch				216,766	(1,602)	215,164
Preferred dividends				(5,485)	—	(5,485)
Net income available to Arch common shareholders				$211,281	$(1,602)	$209,679

Underwriting Ratios
Loss ratio	63.3%	38.8%	30.8%	52.8%	69.2%	53.7%
Acquisition expense ratio	15.8%	20.2%	32.9%	18.4%	28.9%	19.0%
Other operating expense ratio	16.6%	12.3%	36.9%	16.3%	3.5%	15.5%
Combined ratio	95.7%	71.3%	100.6%	87.5%	101.6%	88.2%

Net premiums written to gross premiums written	69.1%	85.5%	91.5%	75.2%	92.1%	80.4%

Total investable assets				$14,599,490	$1,163,240	$15,762,730
Total assets				20,523,565	1,482,516	22,006,081
Total liabilities				14,488,775	398,660	14,887,435

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Year Ended
	December 31, 2015
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$2,944,018	$1,419,022	$295,557	$4,656,723	$488,899	$4,797,163
Premiums ceded	(898,347)	(380,614)	(28,064)	(1,305,151)	(22,940)	(979,632)
Net premiums written	2,045,671	1,038,408	267,493	3,351,572	465,959	3,817,531
Change in unearned premiums	(863)	38,727	(53,383)	(15,519)	(68,107)	(83,626)
Net premiums earned	2,044,808	1,077,135	214,110	3,336,053	397,852	3,733,905
Other underwriting income	1,993	10,606	18,430	31,029	4,468	35,497
Losses and loss adjustment expenses	(1,292,647)	(440,350)	(40,247)	(1,773,244)	(277,659)	(2,050,903)
Acquisition expenses, net	(299,317)	(223,632)	(45,076)	(568,025)	(113,451)	(681,476)
Other operating expenses	(354,416)	(155,811)	(82,370)	(592,597)	(14,919)	(607,516)
Underwriting income (loss)	$100,421	$267,948	$64,847	433,216	(3,709)	429,507

Net investment income				271,680	76,410	348,090
Net realized gains (losses)				(99,133)	(86,709)	(185,842)
Net impairment losses recognized in earnings				(20,116)	—	(20,116)
Equity in net income (loss) of investment funds accounted for using the equity method				25,455	—	25,455
Other income (loss)				(399)	—	(399)
Other expenses				(49,745)	—	(49,745)
Interest expense				(41,518)	(4,356)	(45,874)
Net foreign exchange gains (losses)				62,624	3,494	66,118
Income before income taxes				582,064	(14,870)	567,194
Income tax expense				(40,612)	—	(40,612)
Net income				541,452	(14,870)	526,582
Dividends attributable to redeemable noncontrolling interests				—	(18,828)	(18,828)
Amounts attributable to nonredeemable noncontrolling interests				—	29,984	29,984
Net income available to Arch				541,452	(3,714)	537,738
Preferred dividends				(21,938)	—	(21,938)
Net income available to Arch common shareholders				$519,514	$(3,714)	$515,800

Underwriting Ratios
Loss ratio	63.2%	40.9%	18.8%	53.2%	69.8%	54.9%
Acquisition expense ratio	14.6%	20.8%	21.1%	17.0%	28.5%	18.3%
Other operating expense ratio	17.3%	14.5%	38.5%	17.8%	3.7%	16.3%
Combined ratio	95.1%	76.2%	78.4%	88.0%	102.0%	89.5%

Net premiums written to gross premiums written	69.5%	73.2%	90.5%	72.0%	95.3%	79.6%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Year Ended
	December 31, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$3,008,669	$1,527,245	$227,356	$4,760,394	$288,627	$4,840,616
Premiums ceded	(862,015)	(261,254)	(22,519)	(1,142,912)	(14,171)	(948,678)
Net premiums written	2,146,654	1,265,991	204,837	3,617,482	274,456	3,891,938
Change in unearned premiums	(129,284)	13,337	(11,264)	(127,211)	(170,979)	(298,190)
Net premiums earned	2,017,370	1,279,328	193,573	3,490,271	103,477	3,593,748
Other underwriting income	2,135	3,167	4,840	10,142	—	10,142
Losses and loss adjustment expenses	(1,260,953)	(532,450)	(55,674)	(1,849,077)	(70,173)	(1,919,250)
Acquisition expenses, net	(316,308)	(261,438)	(49,400)	(627,146)	(30,116)	(657,262)
Other operating expenses	(335,157)	(147,964)	(66,891)	(550,012)	(6,268)	(556,280)
Underwriting income (loss)	$107,087	$340,643	$26,448	474,178	(3,080)	471,098

Net investment income				284,336	18,249	302,585
Net realized gains (losses)				133,384	(30,467)	102,917
Net impairment losses recognized in earnings				(30,150)	—	(30,150)
Equity in net income (loss) of investment funds accounted for using the equity method				19,883	—	19,883
Other income (loss)				(10,252)	—	(10,252)
Other expenses				(47,615)	(2,329)	(49,944)
Interest expense				(45,634)	—	(45,634)
Net foreign exchange gains (losses)				82,658	1,086	83,744
Income before income taxes				860,788	(16,541)	844,247
Income tax expense				(22,987)	—	(22,987)
Net income				837,801	(16,541)	821,260
Dividends attributable to redeemable noncontrolling interests				—	(14,728)	(14,728)
Amounts attributable to nonredeemable noncontrolling interests				—	27,823	27,823
Net income available to Arch				837,801	(3,446)	834,355
Preferred dividends				(21,938)	—	(21,938)
Net income available to Arch common shareholders				$815,863	$(3,446)	$812,417

Underwriting Ratios
Loss ratio	62.5%	41.6%	28.8%	53.0%	67.8%	53.4%
Acquisition expense ratio	15.7%	20.4%	25.5%	18.0%	29.1%	18.3%
Other operating expense ratio	16.6%	11.6%	34.6%	15.8%	6.1%	15.5%
Combined ratio	94.8%	73.6%	88.9%	86.8%	103.0%	87.2%

Net premiums written to gross premiums written	71.3%	82.9%	90.1%	76.0%	95.1%	80.4%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Gross premiums written	$680,617	$752,438	$744,810	$766,153	$699,109	$2,944,018	$3,008,669
Premiums ceded	(229,011)	(209,443)	(235,743)	(224,150)	(215,933)	(898,347)	(862,015)
Net premiums written	451,606	542,995	509,067	542,003	483,176	2,045,671	2,146,654
Change in unearned premiums	52,919	(20,451)	758	(34,089)	29,594	(863)	(129,284)
Net premiums earned	504,525	522,544	509,825	507,914	512,770	2,044,808	2,017,370
Other underwriting income	526	519	521	427	622	1,993	2,135
Losses and loss adjustment expenses	(313,966)	(339,859)	(320,926)	(317,896)	(324,338)	(1,292,647)	(1,260,953)
Acquisition expenses, net	(70,440)	(77,076)	(76,723)	(75,078)	(81,152)	(299,317)	(316,308)
Other operating expenses	(92,623)	(84,620)	(89,054)	(88,119)	(85,046)	(354,416)	(335,157)
Underwriting income	$28,022	$21,508	$23,643	$27,248	$22,856	$100,421	$107,087

Underwriting Ratios
Loss ratio	62.2%	65.0%	62.9%	62.6%	63.3%	63.2%	62.5%
Acquisition expense ratio	14.0%	14.8%	15.0%	14.8%	15.8%	14.6%	15.7%
Other operating expense ratio	18.4%	16.2%	17.5%	17.3%	16.6%	17.3%	16.6%
Combined ratio	94.6%	96.0%	95.4%	94.7%	95.7%	95.1%	94.8%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	0.4%	1.6%	1.2%	0.6%	1.1%	1.0%	0.7%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(2.1)%	(1.4)%	(3.4)%	(1.0)%	(1.8)%	(2.0)%	(2.2)%
Combined ratio excluding catastrophic activity and prior year development (1)	96.3%	95.8%	97.6%	95.1%	96.4%	96.1%	96.3%

Net premiums written to gross premiums written	66.4%	72.2%	68.3%	70.7%	69.1%	69.5%	71.3%

(1)	See Comments on Regulation G.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2015		2015		2015		2015		2014		2015		2014
Net premiums written
Professional lines (1)	$104,183	23.1%	$118,563	21.8%	$100,100	19.7%	$111,178	20.5%	$119,487	24.7%	$434,024	21.2%	$476,604	22.2%
Programs	78,753	17.4%	120,028	22.1%	106,179	20.9%	118,197	21.8%	102,391	21.2%	423,157	20.7%	480,580	22.4%
Construction and national accounts	65,544	14.5%	60,320	11.1%	77,096	15.1%	96,503	17.8%	56,984	11.8%	299,463	14.6%	286,994	13.4%
Excess and surplus casualty (2)	50,345	11.1%	51,170	9.4%	53,971	10.6%	49,370	9.1%	59,238	12.3%	204,856	10.0%	212,519	9.9%
Property, energy, marine and aviation	30,668	6.8%	51,802	9.5%	62,049	12.2%	58,667	10.8%	43,869	9.1%	203,186	9.9%	244,640	11.4%
Travel, accident and health	36,418	8.1%	49,386	9.1%	35,416	7.0%	38,912	7.2%	26,001	5.4%	160,132	7.8%	145,732	6.8%
Lenders products	30,877	6.8%	29,212	5.4%	24,011	4.7%	22,816	4.2%	25,693	5.3%	106,916	5.2%	100,407	4.7%
Other (3)	54,818	12.1%	62,514	11.5%	50,245	9.9%	46,360	8.6%	49,513	10.2%	213,937	10.5%	199,178	9.3%
Total	$451,606	100.0%	$542,995	100.0%	$509,067	100.0%	$542,003	100.0%	$483,176	100.0%	$2,045,671	100.0%	$2,146,654	100.0%

Client location
United States	$381,498	84.5%	$447,456	82.4%	$436,106	85.7%	$445,858	82.3%	$389,125	80.5%	$1,710,918	83.6%	$1,726,181	80.4%
Europe	41,337	9.2%	47,640	8.8%	30,761	6.0%	67,282	12.4%	55,959	11.6%	187,020	9.1%	240,136	11.2%
Asia and Pacific	14,391	3.2%	24,264	4.5%	14,000	2.8%	11,983	2.2%	15,834	3.3%	64,638	3.2%	79,564	3.7%
Other	14,380	3.2%	23,635	4.4%	28,200	5.5%	16,880	3.1%	22,258	4.6%	83,095	4.1%	100,773	4.7%
Total	$451,606	100.0%	$542,995	100.0%	$509,067	100.0%	$542,003	100.0%	$483,176	100.0%	$2,045,671	100.0%	$2,146,654	100.0%

Underwriting location
United States	$369,805	81.9%	$443,367	81.7%	$421,830	82.9%	$438,865	81.0%	$380,828	78.8%	$1,673,867	81.8%	$1,688,887	78.7%
Europe	67,636	15.0%	87,043	16.0%	70,901	13.9%	92,418	17.1%	86,791	18.0%	317,998	15.5%	394,430	18.4%
Other	14,165	3.1%	12,585	2.3%	16,336	3.2%	10,720	2.0%	15,557	3.2%	53,806	2.6%	63,337	3.0%
Total	$451,606	100.0%	$542,995	100.0%	$509,067	100.0%	$542,003	100.0%	$483,176	100.0%	$2,045,671	100.0%	$2,146,654	100.0%

Net premiums earned
Professional lines (1)	$103,393	20.5%	$106,283	20.3%	$107,420	21.1%	$107,872	21.2%	$109,529	21.4%	$424,968	20.8%	$456,508	22.6%
Programs	102,104	20.2%	115,502	22.1%	112,942	22.2%	115,964	22.8%	119,081	23.2%	446,512	21.8%	460,392	22.8%
Construction and national accounts	77,762	15.4%	75,256	14.4%	71,580	14.0%	72,230	14.2%	68,529	13.4%	296,828	14.5%	277,811	13.8%
Excess and surplus casualty (2)	50,669	10.0%	53,366	10.2%	51,709	10.1%	52,347	10.3%	50,601	9.9%	208,091	10.2%	182,024	9.0%
Property, energy, marine and aviation	52,115	10.3%	55,106	10.5%	53,825	10.6%	55,081	10.8%	57,732	11.3%	216,127	10.6%	244,974	12.1%
Travel, accident and health	39,949	7.9%	39,918	7.6%	39,979	7.8%	33,732	6.6%	33,990	6.6%	153,578	7.5%	127,691	6.3%
Lenders products	22,832	4.5%	23,956	4.6%	21,259	4.2%	22,859	4.5%	24,252	4.7%	90,906	4.4%	94,438	4.7%
Other (3)	55,701	11.0%	53,157	10.2%	51,111	10.0%	47,829	9.4%	49,056	9.6%	207,798	10.2%	173,532	8.6%
Total	$504,525	100.0%	$522,544	100.0%	$509,825	100.0%	$507,914	100.0%	$512,770	100.0%	$2,044,808	100.0%	$2,017,370	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Gross premiums written	$262,482	$329,327	$342,101	$485,112	$314,604	$1,419,022	$1,527,245
Premiums ceded	(62,417)	(92,182)	(89,446)	(136,569)	(45,631)	(380,614)	(261,254)
Net premiums written	200,065	237,145	252,655	348,543	268,973	1,038,408	1,265,991
Change in unearned premiums	62,957	23,286	21,310	(68,826)	36,832	38,727	13,337
Net premiums earned	263,022	260,431	273,965	279,717	305,805	1,077,135	1,279,328
Other underwriting income	3,736	2,783	2,658	1,429	2,333	10,606	3,167
Losses and loss adjustment expenses	(100,855)	(115,780)	(111,183)	(112,532)	(118,705)	(440,350)	(532,450)
Acquisition expenses, net	(53,252)	(55,416)	(58,360)	(56,604)	(61,765)	(223,632)	(261,438)
Other operating expenses	(41,629)	(37,131)	(39,007)	(38,044)	(37,766)	(155,811)	(147,964)
Underwriting income	$71,022	$54,887	$68,073	$73,966	$89,902	$267,948	$340,643

Underwriting Ratios
Loss ratio	38.3%	44.5%	40.6%	40.2%	38.8%	40.9%	41.6%
Acquisition expense ratio	20.2%	21.3%	21.3%	20.2%	20.2%	20.8%	20.4%
Other operating expense ratio	15.8%	14.3%	14.2%	13.6%	12.3%	14.5%	11.6%
Combined ratio	74.3%	80.1%	76.1%	74.0%	71.3%	76.2%	73.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	5.3%	4.0%	3.6%	0.5%	4.7%	3.3%	3.3%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(21.1)%	(18.5)%	(21.5)%	(20.5)%	(20.7)%	(20.4)%	(20.4)%
Combined ratio excluding catastrophic activity and prior year development (1)	90.1%	94.6%	94.0%	94.0%	87.3%	93.3%	90.7%

Net premiums written to gross premiums written	76.2%	72.0%	73.9%	71.8%	85.5%	73.2%	82.9%

(1)	See Comments on Regulation G.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2015		2015		2015		2015		2014		2015		2014
Net premiums written
Casualty (1)	$57,062	28.5%	$63,395	26.7%	$64,778	25.6%	$117,858	33.8%	$59,412	22.1%	$303,093	29.2%	$317,996	25.1%
Other specialty (2)	62,219	31.1%	63,293	26.7%	72,134	28.6%	101,148	29.0%	67,094	24.9%	298,794	28.8%	405,126	32.0%
Property excluding property catastrophe (3)	61,126	30.6%	72,456	30.6%	57,005	22.6%	89,924	25.8%	115,843	43.1%	280,511	27.0%	343,043	27.1%
Property catastrophe	8,765	4.4%	21,366	9.0%	46,046	18.2%	15,443	4.4%	6,917	2.6%	91,620	8.8%	137,471	10.9%
Marine and aviation	8,308	4.2%	12,221	5.2%	9,461	3.7%	20,844	6.0%	16,886	6.3%	50,834	4.9%	50,444	4.0%
Other (4)	2,585	1.3%	4,414	1.9%	3,231	1.3%	3,326	1.0%	2,821	1.0%	13,556	1.3%	11,911	0.9%
Total	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$1,038,408	100.0%	$1,265,991	100.0%

Pro rata	$139,978	70.0%	$138,367	58.3%	$128,976	51.0%	$130,235	37.4%	$204,803	76.1%	$537,556	51.8%	$663,135	52.4%
Excess of loss	60,087	30.0%	98,778	41.7%	123,679	49.0%	218,308	62.6%	64,170	23.9%	500,852	48.2%	602,856	47.6%
Total	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$1,038,408	100.0%	$1,265,991	100.0%

Client location
United States	$70,187	35.1%	$128,830	54.3%	$130,780	51.8%	$140,687	40.4%	$107,392	39.9%	$470,484	45.3%	$589,255	46.5%
Europe	60,301	30.1%	48,359	20.4%	55,566	22.0%	142,939	41.0%	61,967	23.0%	307,165	29.6%	355,735	28.1%
Asia and Pacific	24,254	12.1%	31,492	13.3%	24,729	9.8%	14,134	4.1%	70,122	26.1%	94,609	9.1%	142,626	11.3%
Bermuda	18,592	9.3%	15,544	6.6%	22,503	8.9%	24,249	7.0%	12,011	4.5%	80,888	7.8%	77,620	6.1%
Other	26,731	13.4%	12,920	5.4%	19,077	7.6%	26,534	7.6%	17,481	6.5%	85,262	8.2%	100,755	8.0%
Total	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$1,038,408	100.0%	$1,265,991	100.0%

Underwriting location
Bermuda	$50,684	25.3%	$56,718	23.9%	$89,363	35.4%	$85,220	24.5%	$121,459	45.2%	$281,985	27.2%	$394,351	31.1%
United States	81,450	40.7%	117,216	49.4%	102,057	40.4%	138,467	39.7%	90,655	33.7%	439,190	42.3%	492,891	38.9%
Europe	59,503	29.7%	53,717	22.7%	63,587	25.2%	121,983	35.0%	50,539	18.8%	298,790	28.8%	343,823	27.2%
Other	8,428	4.2%	9,494	4.0%	(2,352)	(0.9)%	2,873	0.8%	6,320	2.3%	18,443	1.8%	34,926	2.8%
Total	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$1,038,408	100.0%	$1,265,991	100.0%

Net premiums earned
Casualty (1)	$78,621	29.9%	$75,061	28.8%	$83,186	30.4%	$73,381	26.2%	$79,119	25.9%	$310,249	28.8%	$327,518	25.6%
Other specialty (2)	74,916	28.5%	72,337	27.8%	80,256	29.3%	83,798	30.0%	93,946	30.7%	311,307	28.9%	424,725	33.2%
Property excluding property catastrophe (3)	73,856	28.1%	72,267	27.7%	69,600	25.4%	79,764	28.5%	87,287	28.5%	295,487	27.4%	303,496	23.7%
Property catastrophe	21,945	8.3%	23,325	9.0%	24,325	8.9%	27,270	9.7%	28,674	9.4%	96,865	9.0%	150,761	11.8%
Marine and aviation	11,064	4.2%	13,708	5.3%	13,423	4.9%	12,613	4.5%	13,854	4.5%	50,808	4.7%	61,118	4.8%
Other (4)	2,620	1.0%	3,733	1.4%	3,175	1.2%	2,891	1.0%	2,925	1.0%	12,419	1.2%	11,710	0.9%
Total	$263,022	100.0%	$260,431	100.0%	$273,965	100.0%	$279,717	100.0%	$305,805	100.0%	$1,077,135	100.0%	$1,279,328	100.0%

Pro rata	$134,145	51.0%	$132,090	50.7%	$143,835	52.5%	$153,515	54.9%	$163,590	53.5%	$563,585	52.3%	$686,201	53.6%
Excess of loss	128,877	49.0%	128,341	49.3%	130,130	47.5%	126,202	45.1%	142,215	46.5%	513,550	47.7%	593,127	46.4%
Total	$263,022	100.0%	$260,431	100.0%	$273,965	100.0%	$279,717	100.0%	$305,805	100.0%	$1,077,135	100.0%	$1,279,328	100.0%
(1)  Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (3) Includes facultative business.
(2)  Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.                (4) Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Gross premiums written	$91,787	$74,657	$68,572	$60,541	$57,584	$295,557	$227,356
Premiums ceded	(4,660)	(7,832)	(6,902)	(8,670)	(4,897)	(28,064)	(22,519)
Net premiums written	87,127	66,825	61,670	51,871	52,687	267,493	204,837
Change in unearned premiums	(30,391)	(12,277)	(9,211)	(1,504)	(1,658)	(53,383)	(11,264)
Net premiums earned	56,736	54,548	52,459	50,367	51,029	214,110	193,573
Other underwriting income (1)	3,461	3,565	3,686	7,718	1,870	18,430	4,840
Losses and loss adjustment expenses	(7,237)	(9,562)	(9,639)	(13,809)	(15,736)	(40,247)	(55,674)
Acquisition expenses, net	(14,030)	(10,428)	(10,200)	(10,418)	(16,807)	(45,076)	(49,400)
Other operating expenses	(21,274)	(21,048)	(19,679)	(20,369)	(18,814)	(82,370)	(66,891)
Underwriting income	$17,656	$17,075	$16,627	$13,489	$1,542	$64,847	$26,448

Underwriting Ratios
Loss ratio	12.8%	17.5%	18.4%	27.4%	30.8%	18.8%	28.8%
Acquisition expense ratio	24.7%	19.1%	19.4%	20.7%	32.9%	21.1%	25.5%
Other operating expense ratio	37.5%	38.6%	37.5%	40.4%	36.9%	38.5%	34.6%
Combined ratio	75.0%	75.2%	75.3%	88.5%	100.6%	78.4%	88.9%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(8.1)%	(7.3)%	(2.1)%	(5.6)%	1.7%	(5.8)%	(0.5)%
Combined ratio excluding prior year development (2)	83.1%	82.5%	77.4%	94.1%	98.9%	84.2%	89.4%

Net premiums written to gross premiums written	94.9%	89.5%	89.9%	85.7%	91.5%	90.5%	90.1%

Net premiums written by client location
United States	$51,724	$48,611	$47,460	$45,822	$47,027	$193,617	$184,333
Other	35,403	18,214	14,210	6,049	5,660	73,876	20,504
Total	$87,127	$66,825	$61,670	$51,871	$52,687	$267,493	$204,837

Net premiums written by underwriting location
United States	$33,474	$33,298	$30,589	$27,956	$25,255	$125,317	$98,809
Other	53,653	33,527	31,081	23,915	27,432	142,176	106,028
Total	$87,127	$66,825	$61,670	$51,871	$52,687	$267,493	$204,837

(1)     Represents income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See Comments on Regulation G.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
Insurance In Force (IIF) (1)
U.S. mortgage insurance	$27,101	35.5%	$25,697	39.8%	$24,175	41.6%	$22,984	40.9%
Mortgage reinsurance	20,876	27.3%	19,550	30.3%	19,245	33.1%	20,262	36.1%
Other (2)	28,415	37.2%	19,357	30.0%	14,734	25.3%	12,944	23.0%
Total	$76,392	100.0%	$64,604	100.0%	$58,154	100.0%	$56,190	100.0%
Risk In Force (RIF) (3)
U.S. mortgage insurance	$6,826	59.4%	$6,467	63.0%	$6,053	63.7%	$5,733	61.7%
Mortgage reinsurance	3,464	30.1%	3,008	29.3%	2,776	29.2%	2,936	31.6%
Other (2)	1,206	10.5%	796	7.7%	679	7.1%	616	6.6%
Total	$11,496	100.0%	$10,271	100.0%	$9,508	100.0%	$9,285	100.0%

Supplemental disclosures for U.S. mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$3,763	55.1%	$3,532	54.6%	$3,238	53.5%	$3,009	52.5%
680-739	2,237	32.8%	2,114	32.7%	1,994	32.9%	1,895	33.1%
620-679	717	10.5%	705	10.9%	696	11.5%	698	12.2%
<620	109	1.6%	116	1.8%	125	2.1%	131	2.3%
Total	$6,826	100.0%	$6,467	100.0%	$6,053	100.0%	$5,733	100.0%
Weighted average FICO score	738		737		735		734

Total RIF by Loan-To-Value (LTV):
95.01% and above	$1,050	15.4%	$1,045	16.2%	$1,093	18.1%	$1,102	19.2%
90.01% to 95.00%	3,472	50.9%	3,252	50.3%	2,959	48.9%	2,742	47.8%
85.01% to 90.00%	1,942	28.5%	1,831	28.3%	1,685	27.8%	1,590	27.7%
85.00% and below	362	5.3%	339	5.2%	316	5.2%	299	5.2%
Total	$6,826	100.0%	$6,467	100.0%	$6,053	100.0%	$5,733	100.0%
Weighted average LTV	93.0%		93.2%		93.2%		93.3%

Total RIF by State:
California	$599	8.8%	$570	8.8%	$527	8.7%	$492	8.6%
Wisconsin	581	8.5%	574	8.9%	554	9.2%	536	9.3%
Texas	380	5.6%	355	5.5%	325	5.4%	307	5.4%
Florida	327	4.8%	310	4.8%	297	4.9%	280	4.9%
Minnesota	315	4.6%	306	4.7%	291	4.8%	278	4.8%
Washington	259	3.8%	247	3.8%	243	4.0%	234	4.1%
Massachusetts	249	3.6%	235	3.6%	217	3.6%	213	3.7%
Michigan	230	3.4%	220	3.4%	200	3.3%	186	3.2%
New York	223	3.3%	212	3.3%	197	3.3%	189	3.3%
Virginia	218	3.2%	213	3.3%	215	3.6%	206	3.6%
Others	3,445	50.5%	3,225	49.9%	2,987	49.3%	2,812	49.0%
Total	$6,826	100.0%	$6,467	100.0%	$6,053	100.0%	$5,733	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.2%		25.2%		25.0%		24.9%
Analysts’ persistency (4)	75.6%		76.0%		78.3%		79.6%
Risk-to-capital ratio (5)	10.5:1		10.1:1		9.7:1		9.3:1

(1)    The aggregate dollar amount of each insured mortgage loan’s original principal balance.     (2)    Includes GSE credit risk-sharing transactions and international insurance business.

(3)	The aggregate dollar amount of each insured mortgage loan’s current principal balance (4) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

multiplied by the insurance coverage percentage specified in the policy for insurance policies	(5) Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital. Ratio

issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.	calculated for Arch MI U.S. only (estimate for December 31, 2015).

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended								Year Ended
	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2015
Supplemental disclosures for U.S. mortgage insurance:
Total new insurance written (NIW) (1)	$2,575		$3,179		$2,709		$1,808		$10,271

Total NIW by credit quality (FICO score):
>=740	$1,543	59.9%	$1,973	62.1%	$1,723	63.6%	$1,064	58.8%	$6,303	61.4%
680-739	842	32.7%	976	30.7%	842	31.1%	602	33.3%	3,262	31.8%
620-679	190	7.4%	230	7.2%	143	5.3%	142	7.9%	705	6.9%
<620	—	—%	—	—%	1	—%	—	—%	1	—%
Total	$2,575	100.0%	$3,179	100.0%	$2,709	100.0%	$1,808	100.0%	$10,271	100.0%

Total NIW by LTV:
95.01% and above	$164	6.4%	$219	6.9%	$165	6.1%	$86	4.8%	$634	6.2%
90.01% to 95.00%	1,164	45.2%	1,458	45.9%	1,227	45.3%	682	37.7%	4,531	44.1%
85.01% to 90.00%	856	33.2%	1,054	33.2%	908	33.5%	583	32.2%	3,401	33.1%
85.01% and below	391	15.2%	448	14.1%	409	15.1%	457	25.3%	1,705	16.6%
Total	$2,575	100.0%	$3,179	100.0%	$2,709	100.0%	$1,808	100.0%	$10,271	100.0%

Total NIW purchase vs. refinance:
Purchase	$1,923	74.7%	$2,483	78.1%	$1,830	67.6%	$918	50.8%	$7,154	69.7%
Refinance	652	25.3%	696	21.9%	879	32.4%	890	49.2%	3,117	30.3%
Total	$2,575	100.0%	$3,179	100.0%	$2,709	100.0%	$1,808	100.0%	$10,271	100.0%

Ending number of policies in force (PIF)	148,943		143,335		137,724		133,079

Rollforward of insured loans in default:
Beginning delinquent number of loans	2,757		2,850		3,006		3,474		3,474
Plus: new notices	1,134		1,196		1,145		1,190		4,665
Less: cures	(987)		(1,057)		(1,011)		(1,376)		(4,431)
Less: paid claims	(205)		(233)		(292)		(288)		(1,018)
Less: delinquent rescissions and denials	3		1		2		6		12
Ending delinquent number of loans	2,702		2,757		2,850		3,006		2,702

Ending percentage of loans in default	1.8%		1.9%		2.1%		2.3%

Losses:
Number of claims paid	205		233		292		288		1,018
Total paid claims (in thousands)	$8,093		$9,036		$12,672		$12,180		$41,981
Average per claim (in thousands)	$39.5		$38.8		$43.4		$42.3		$41.2
Severity (2)	96.2%		91.7%		97.0%		97.1%		95.8%

Average reserve per default (in thousands)	$29.1		$30.6		$32.9		$33.1

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2015		2015		2015		2015		2014
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$10,459,353	71.4%	$10,560,635	71.7%	$9,927,603	68.4%	$10,427,810	72.2%	$10,750,770	73.6%
Fixed maturities, at fair value (3)	367,780	2.5%	341,131	2.3%	387,941	2.7%	348,689	2.4%	377,053	2.6%
Fixed maturities pledged under securities lending agreements, at fair value	373,304	2.5%	285,632	1.9%	373,969	2.6%	253,115	1.8%	50,802	0.3%
Total fixed maturities	11,200,437	76.5%	11,187,398	75.9%	10,689,513	73.7%	11,029,614	76.4%	11,178,625	76.6%
Short-term investments available for sale, at fair value	587,904	4.0%	708,428	4.8%	875,727	6.0%	855,032	5.9%	797,226	5.5%
Cash	444,776	3.0%	521,137	3.5%	470,011	3.2%	402,314	2.8%	474,247	3.2%
Equity securities available for sale, at fair value	618,405	4.2%	606,259	4.1%	701,623	4.8%	687,713	4.8%	658,182	4.5%
Equity securities, at fair value (3)	798	—%	78	—%	248	—%	907	—%	—	—%
Equity securities pledged under securities lending agreements, at fair value	10,777	0.1%	—	—%	—	—%	—	—%	—	—%
Other investments available for sale, at fair value	300,476	2.1%	281,014	1.9%	377,677	2.6%	329,677	2.3%	296,224	2.0%
Other investments, at fair value (3)	908,809	6.2%	891,484	6.1%	899,763	6.2%	880,660	6.1%	878,774	6.0%
Investments accounted for using the equity method (4)	592,973	4.0%	589,277	4.0%	472,926	3.3%	412,367	2.9%	349,014	2.4%
Securities transactions entered into but not settled at the balance sheet date	(20,524)	(0.1)%	(51,343)	(0.3)%	26,066	0.2%	(162,136)	(1.1)%	(32,802)	(0.2)%
Total investable assets managed by the Company	$14,644,831	100.0%	$14,733,732	100.0%	$14,513,554	100.0%	$14,436,148	100.0%	$14,599,490	100.0%

Average effective duration (in years)	3.43		3.42		3.05		3.35		3.34
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	2.16%		2.10%		2.07%		2.21%		2.18%

(1)    This table excludes investable assets attributable to the ‘other’ segment. Such amounts are summarized as follows:

(U.S. Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Investable assets in ‘other’ segment:
Cash	$108,550	$128,642	$55,063	$68,698	$11,455
Investments accounted for using the fair value option	1,617,107	1,550,472	1,325,535	1,191,266	1,169,226
Securities sold but not yet purchased	(30,583)	(25,384)	—	—	—
Securities transactions entered into but not settled at the balance sheet date	1,033	(60,207)	(40,024)	7,624	(17,441)
Total investable assets included in ‘other’ segment	$1,696,107	$1,593,523	$1,340,574	$1,267,588	$1,163,240

(2)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (excluding amounts included in the ‘other’ segment):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total
At December 31, 2015
Corporates	$2,881,952	$15,033	$(57,050)	$(42,017)	$2,923,969	98.6%	25.7%
Non-U.S. government-backed corporates	78,742	945	(3,458)	(2,513)	81,255	96.9%	0.7%
U.S. government and government agencies	2,423,455	6,228	(9,978)	(3,750)	2,427,205	99.8%	21.6%
Agency mortgage-backed securities	562,162	1,925	(3,612)	(1,687)	563,849	99.7%	5.0%
Non-agency mortgage-backed securities	250,395	7,947	(1,722)	6,225	244,170	102.5%	2.2%
Agency commercial mortgage-backed securities	75,252	239	(278)	(39)	75,291	99.9%	0.7%
Non-agency commercial mortgage-backed securities	688,900	3,030	(6,700)	(3,670)	692,570	99.5%	6.2%
Municipal bonds	1,626,281	27,014	(1,534)	25,480	1,600,801	101.6%	14.5%
Non-U.S. government securities	992,792	10,414	(39,122)	(28,708)	1,021,500	97.2%	8.9%
Asset-backed securities	1,620,506	3,307	(12,951)	(9,644)	1,630,150	99.4%	14.5%
Total	$11,200,437	$76,082	$(136,405)	$(60,323)	$11,260,760	99.5%	100.0%

At December 31, 2014
Corporates	$3,295,930	$36,682	$(37,175)	$(493)	$3,296,423	100.0%	29.5%
Non-U.S. government-backed corporates	83,209	1,246	(1,799)	(553)	83,762	99.3%	0.7%
U.S. government and government agencies	1,447,972	8,345	(1,760)	6,585	1,441,387	100.5%	13.0%
Agency mortgage-backed securities	664,151	7,481	(2,133)	5,348	658,803	100.8%	5.9%
Non-agency mortgage-backed securities	301,382	11,362	(1,709)	9,653	291,729	103.3%	2.7%
Agency commercial mortgage-backed securities	133,366	183	(2,971)	(2,788)	136,154	98.0%	1.2%
Non-agency commercial mortgage-backed securities	981,162	14,411	(851)	13,560	967,602	101.4%	8.8%
Municipal bonds	1,494,122	31,227	(1,044)	30,183	1,463,939	102.1%	13.4%
Non-U.S. government securities	1,099,390	21,311	(37,203)	(15,892)	1,115,282	98.6%	9.8%
Asset-backed securities	1,677,941	8,425	(6,089)	2,336	1,675,605	100.1%	15.0%
Total	$11,178,625	$140,673	$(92,734)	$47,939	$11,130,686	100.4%	100.0%

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2015		2015		2015		2015		2014
Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$3,060,869	27.3%	$2,997,450	26.8%	$2,593,318	24.3%	$2,199,182	19.9%	$2,245,489	20.1%
AAA	4,000,750	35.7%	3,815,981	34.1%	3,639,910	34.1%	4,166,106	37.8%	4,299,060	38.5%
AA	1,651,760	14.7%	1,978,961	17.7%	1,967,666	18.4%	2,000,435	18.1%	1,917,392	17.2%
A	1,431,138	12.8%	1,474,976	13.2%	1,474,583	13.8%	1,603,861	14.5%	1,739,922	15.6%
BBB	457,251	4.1%	335,514	3.0%	337,517	3.2%	410,147	3.7%	339,395	3.0%
BB	203,426	1.8%	195,888	1.8%	212,561	2.0%	195,163	1.8%	157,232	1.4%
B	138,770	1.2%	137,324	1.2%	170,859	1.6%	176,590	1.6%	184,869	1.7%
Lower than B	130,545	1.2%	132,107	1.2%	136,784	1.3%	150,000	1.4%	154,823	1.4%
Not rated	125,928	1.1%	119,197	1.1%	156,315	1.5%	128,130	1.2%	140,443	1.3%
Total fixed maturities, at fair value	$11,200,437	100.0%	$11,187,398	100.0%	$10,689,513	100.0%	$11,029,614	100.0%	$11,178,625	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$357,343	3.2%	$349,574	3.1%	$387,896	3.6%	$288,299	2.6%	$247,825	2.2%
Due after one year through five years	4,790,737	42.8%	4,639,733	41.5%	4,288,771	40.1%	3,983,422	36.1%	4,288,440	38.4%
Due after five years through ten years	2,318,165	20.7%	2,677,172	23.9%	2,556,513	23.9%	2,771,736	25.1%	2,587,397	23.1%
Due after 10 years	536,977	4.8%	468,086	4.2%	376,573	3.5%	382,273	3.5%	296,961	2.7%
	8,003,222	71.5%	8,134,565	72.7%	7,609,753	71.2%	7,425,730	67.3%	7,420,623	66.4%
Mortgage-backed securities	812,557	7.3%	869,311	7.8%	896,245	8.4%	839,621	7.6%	965,533	8.6%
Commercial mortgage-backed securities	764,152	6.8%	810,973	7.2%	832,159	7.8%	1,106,332	10.0%	1,114,528	10.0%
Asset-backed securities	1,620,506	14.5%	1,372,549	12.3%	1,351,356	12.6%	1,657,931	15.0%	1,677,941	15.0%
Total fixed maturities, at fair value	$11,200,437	100.0%	$11,187,398	100.0%	$10,689,513	100.0%	$11,029,614	100.0%	$11,178,625	100.0%

(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector, excluding government-backed securities and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2015		2015		2015		2015		2014
Sector:
Industrials	$1,508,734	52.4%	$1,601,879	55.3%	$1,705,524	57.3%	$1,840,470	55.8%	$1,727,553	52.4%
Financials	997,189	34.6%	933,181	32.2%	896,655	30.1%	1,014,923	30.8%	1,149,620	34.9%
Covered bonds	163,739	5.7%	162,139	5.6%	171,368	5.8%	184,197	5.6%	209,611	6.4%
Utilities	180,405	6.3%	147,777	5.1%	147,563	5.0%	191,341	5.8%	146,442	4.4%
All other (1)	31,885	1.1%	52,113	1.8%	54,936	1.8%	65,090	2.0%	62,704	1.9%
Total fixed maturities, at fair value	$2,881,952	100.0%	$2,897,089	100.0%	$2,976,046	100.0%	$3,296,021	100.0%	$3,295,930	100.0%

Credit quality distribution (2):
AAA	$358,305	12.4%	$416,453	14.4%	$429,889	14.4%	$476,205	14.4%	$423,819	12.9%
AA	735,432	25.5%	778,614	26.9%	778,677	26.2%	840,763	25.5%	773,893	23.5%
A	1,064,965	37.0%	1,109,506	38.3%	1,101,592	37.0%	1,236,797	37.5%	1,399,218	42.5%
BBB	359,903	12.5%	243,870	8.4%	243,514	8.2%	320,014	9.7%	271,826	8.2%
BB	154,050	5.3%	150,066	5.2%	161,134	5.4%	150,996	4.6%	127,010	3.9%
B	123,534	4.3%	120,056	4.1%	152,712	5.1%	163,263	5.0%	173,582	5.3%
Lower than B	11,844	0.4%	9,234	0.3%	10,332	0.3%	13,606	0.4%	20,223	0.6%
Not rated	73,919	2.6%	69,290	2.4%	98,196	3.3%	94,377	2.9%	106,359	3.2%
Total fixed maturities, at fair value	$2,881,952	100.0%	$2,897,089	100.0%	$2,976,046	100.0%	$3,296,021	100.0%	$3,295,930	100.0%
(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2015, excluding government-backed securities, covered bonds and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Microsoft Corporation	$80,047	2.8%	0.5%	AAA/Aaa
Apple Inc.	68,507	2.4%	0.5%	AA+/Aa1
General Electric Co.	58,168	2.0%	0.4%	AA+/A1
MassMutual Global Funding II	52,975	1.8%	0.4%	AA+/Aa2
Wells Fargo & Company	50,879	1.8%	0.3%	A/A2
Oracle Corporation	50,282	1.7%	0.3%	AA-/A1
Royal Dutch Shell PLC	47,017	1.6%	0.3%	AA-/Aa1
Toyota Motor Corporation	45,945	1.6%	0.3%	AA-/Aa3
The Coca-Cola Company	45,890	1.6%	0.3%	AA/Aa3
Exxon Mobil Corp.	44,392	1.5%	0.3%	AAA/Aaa
Total	$544,102	18.9%	3.7%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at December 31, 2015, excluding amounts guaranteed by U.S. government agencies and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable		Non-Agency	Non-Agency
	Year	Cost	Quality	Total	Cost	Assets	Additional Statistics:	MBS	CMBS (1)
Non-agency MBS:	2003-2008	$109,129	CC	$116,487	106.7%	0.8%	Wtd. average loan age (months)	85	27
	2009	18,895	AAA	18,732	99.1%	0.1%	Wtd. average life (months) (2)	54	73
	2010	1,095	NR	1,173	107.1%	—%	Wtd. average loan-to-value % (3)	63.1%	54.7%
	2013	25,707	AAA	25,617	99.6%	0.2%	Total delinquencies (4)	9.5%	0.4%
	2014	41,080	AA	40,762	99.2%	0.3%	Current credit support % (5)	13.3%	39.1%
	2015	48,264	AA	47,624	98.7%	0.3%
Total non-agency MBS		$244,170	BB+	$250,395	102.5%	1.7%

Non-agency CMBS:	2002-2008	$29,395	BBB+	$29,583	100.6%	0.2%
	2009	360	BBB+	361	100.3%	—%
	2010	9,521	AAA	9,635	101.2%	0.1%
	2011	12,087	AAA	12,063	99.8%	0.1%
	2012	68,528	AAA	68,816	100.4%	0.5%
	2013	115,036	AA+	116,659	101.4%	0.8%
	2014	216,855	AAA	215,777	99.5%	1.5%
	2015	240,788	AAA	236,006	98.0%	1.6%
Total non-agency CMBS		$692,570	AA+	$688,900	99.5%	4.7%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at December 31, 2015. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 15% to 106%, while the range of loan-to-values on CMBS is 5% to 194%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (CMO) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset-backed securities (ABS) at December 31, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Average	Weighted	Estimated Fair Value
	Amortized	Credit	Average Credit		% of Amortized	% of Investable
	Cost	Quality	Support	Total	Cost	Assets
Sector:
Credit cards	$744,273	AAA	19%	$741,580	99.6%	5.1%
Autos	341,507	AAA	23%	339,889	99.5%	2.3%
Loans	284,204	AA-	18%	281,109	98.9%	1.9%
Equipment	153,072	AA-	11%	150,703	98.5%	1.0%
Other (1)	107,094	A+	17%	107,225	100.1%	0.7%
Total ABS (2)	$1,630,150	AA+		$1,620,506	99.4%	11.1%

(1)	Including rate reduction bonds, commodities, home equity, U.K. securitized and other.

(2)
The effective duration of the total ABS was 1.5 years at December 31, 2015. The Company’s investment portfolio included sub-prime securities with a par value of $45.5 million and estimated fair value of $35.9 million and an average credit quality of “CCC/Caa3” from S&P/Moody’s at December 31, 2015. Such amounts were primarily in the home equity sector of ABS with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains sub-prime securities with an estimated fair value of $3.0 million and an average credit quality of “CCC/Ca” from S&P/Moody’s at December 31, 2015.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at December 31, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets
Composition:
Investment funds accounted for using the equity method	$3,239	0.9%	—%
Term loan investments (1)	343,722	99.1%	2.3%
Total	$346,961	100.0%	2.4%

Currency:
U.S.-denominated	$221,356	63.8%	1.5%
Euro-denominated	125,605	36.2%	0.9%
Total	$346,961	100.0%	2.4%

Sector:
Consumer non-cyclical	$82,337	23.7%	0.6%
Consumer cyclical	79,915	23.0%	0.5%
Industrials	71,441	20.6%	0.5%
Basic materials	42,059	12.1%	0.3%
Media	33,811	9.7%	0.2%
Utilities	15,768	4.5%	0.1%
All other	21,630	6.2%	0.1%
Total	$346,961	100.0%	2.4%

Weighted average rating factor (Moody's)	B2

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at December 31, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Loans (3)	and Other	Total
Country (1):
Netherlands	$157,735	$8,985	$61,838	$9,965	$3,917	$242,440
Germany	86,879	—	15,761	30,957	—	133,597
Luxembourg	—	—	17,500	10,037	—	27,537
France	1,348	1,468	4,817	6,226	8,463	22,322
Belgium	6,231	—	—	—	—	6,231
Supranational (4)	5,830	—	—	—	—	5,830
Ireland	—	—	78	5,527	—	5,605
Spain	—	—	299	2,422	—	2,721
Slovenia	1,738	—	—	—	—	1,738
Italy	—	—	263	1,156	—	1,419
Austria	898	—	—	—	—	898
Greece	472	—	133	—	—	605
Total	$261,131	$10,453	$100,689	$66,290	$12,380	$450,943

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at December 31, 2015.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Included in “term loan investments” in the Bank Loan Investments table.

(4)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

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Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to Arch common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to Arch common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to Arch common shareholders.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development for the insurance segment and reinsurance segment and a combined ratio excluding prior year development for the mortgage segment. These ratios are “non-GAAP financial measures” as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table provides a reconciliation of after-tax operating income (loss) available to Arch common shareholders to net income available to Arch common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
After-tax operating income available to Arch common shareholders	$143,599	$125,798	$145,956	$149,846	$150,184	$565,199	$617,312
Net realized gains (losses), net of tax	(93,419)	(58,048)	(28,074)	61,934	26,847	(117,607)	122,863
Net impairment losses recognized in earnings, net of tax	(7,336)	(5,868)	(1,113)	(5,799)	(3,837)	(20,116)	(30,150)
Equity in net income of investment funds accounted for using the equity method, net of tax	5,247	(2,373)	16,113	5,532	2,252	24,519	19,235
Net foreign exchange gains (losses), net of tax	5,003	15,040	(22,577)	66,339	34,233	63,805	83,157
Net income available to Arch common shareholders	$53,094	$74,549	$110,305	$277,852	$209,679	$515,800	$812,417

Diluted per common share results:
After-tax operating income available to Arch common shareholders	$1.15	$1.01	$1.16	$1.17	$1.15	$4.48	$4.58
Net realized gains (losses), net of tax	(0.75)	(0.46)	(0.22)	0.48	0.21	(0.93)	0.91
Net impairment losses recognized in earnings, net of tax	(0.06)	(0.05)	(0.01)	(0.05)	(0.03)	(0.16)	(0.22)
Equity in net income of investment funds accounted for using the equity method, net of tax	0.04	(0.02)	0.13	0.04	0.01	0.19	0.14
Net foreign exchange gains (losses), net of tax	0.04	0.12	(0.18)	0.52	0.26	0.51	0.61
Net income available to Arch common shareholders	$0.42	$0.60	$0.88	$2.16	$1.60	$4.09	$6.02

Weighted average common shares and common share equivalents outstanding — diluted	125,311,942	125,011,773	125,885,420	128,451,054	130,855,218	126,038,743	134,922,322

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
After-tax operating income available to Arch common shareholders	$143,599	$125,798	$145,956	$149,846	$150,184	$565,199	$617,312
Annualized after-tax operating income available to Arch common shareholders (a)	$574,396	$503,192	$583,824	$599,384	$600,736	$565,199	$617,312

Beginning common shareholders’ equity	$5,837,815	$5,812,515	$5,963,702	$5,805,053	$5,756,046	$5,805,053	$5,322,496
Ending common shareholders’ equity	5,879,881	5,837,815	5,812,515	5,963,702	5,805,053	5,879,881	5,805,053
Average common shareholders’ equity (b)	$5,858,848	$5,825,165	$5,888,109	$5,884,378	$5,780,550	$5,842,467	$5,563,775

Annualized operating return on average common equity (a)/(b)	9.8%	8.6%	9.9%	10.2%	10.4%	9.7%	11.1%

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Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of the components of after-tax operating income available to Arch common shareholders and the effective tax rate on pre-tax operating income available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Arch Operating Income Components (excludes ‘Other’ segment):
Income before income taxes	$74,384	$92,293	$121,913	$293,474	$222,280	$582,064	$860,788
Less:
Net realized gains (losses)	(84,302)	(53,480)	(26,860)	65,509	31,310	(99,133)	133,384
Net impairment losses recognized in earnings	(7,336)	(5,868)	(1,113)	(5,799)	(3,837)	(20,116)	(30,150)
Equity in net income (loss) of investment funds accounted for using the equity method	5,517	(2,118)	16,167	5,889	2,424	25,455	19,883
Net foreign exchange gains (losses)	2,286	16,056	(22,571)	66,853	34,467	62,624	82,658
Pre-tax operating income	158,219	137,703	156,290	161,022	157,916	613,234	655,013
Arch share of ‘Other’ segment operating income (loss) (1)	1,953	1,588	1,305	612	452	5,458	(209)
Pre-tax operating income available to Arch (b)	160,172	139,291	157,595	161,634	158,368	618,692	654,804
Income tax expense (a)	(11,088)	(8,009)	(6,154)	(6,304)	(2,699)	(31,555)	(15,554)
After-tax operating income available to Arch	149,084	131,282	151,441	155,330	155,669	587,137	639,250
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(21,938)	(21,938)
After-tax operating income available to Arch common shareholders	$143,599	$125,798	$145,956	$149,846	$150,184	$565,199	$617,312
Effective tax rate on pre-tax operating income available to Arch (a)/(b)	6.9%	5.7%	3.9%	3.9%	1.7%	5.1%	2.4%

Balances in ‘Other’ segment:
Underwriting income (loss)	$(3,557)	$1,309	$(3,229)	$1,768	$(836)	$(3,709)	$(3,080)
Net investment income	28,930	18,982	19,792	8,706	9,850	76,410	18,249
Other expenses	—	—	—	—	—	—	(2,329)
Interest expense	(3,070)	(1,286)	—	—	—	(4,356)	—
Preferred dividends	(4,589)	(4,588)	(4,743)	(4,908)	(4,910)	(18,828)	(14,728)
Pre-tax operating income (loss) available to common shareholders	17,714	14,417	11,820	5,566	4,104	49,517	(1,888)
Arch ownership	11%	11%	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (1)	$1,953	$1,588	$1,305	$612	$452	$5,458	$(209)

(1)     Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Debt:
Senior notes, due May 1, 2034 ($300,000 principal, 7.35%) (1)	$296,874	$296,854	$296,834	$296,815	$296,796
Senior notes, due November 1, 2043 ($500,000 principal, 5.144%) (2)	494,432	494,410	494,388	494,366	494,345
Revolving credit agreement borrowings, due June 30, 2019 (variable) (3)	100,000	100,000	100,000	100,000	100,000
Total debt	$891,306	$891,264	$891,222	$891,181	$891,141

Shareholders’ equity available to Arch:
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	5,879,881	5,837,815	5,812,515	5,963,702	5,805,053
Total shareholders’ equity available to Arch	$6,204,881	$6,162,815	$6,137,515	$6,288,702	$6,130,053

Total capital available to Arch	$7,096,187	$7,054,079	$7,028,737	$7,179,883	$7,021,194

Common shares outstanding, net of treasury shares (b)	122,627,783	122,438,554	122,403,909	124,760,841	127,367,934

Book value per common share (4) (a)/(b)	$47.95	$47.68	$47.49	$47.80	$45.58

Leverage ratios:
Senior notes/total capital	11.2%	11.2%	11.3%	11.0%	11.3%
Revolving credit agreement borrowings/total capital	1.4%	1.4%	1.4%	1.4%	1.4%
Debt/total capital	12.6%	12.6%	12.7%	12.4%	12.7%
Preferred/total capital	4.6%	4.6%	4.6%	4.5%	4.6%
Debt and preferred/total capital	17.1%	17.2%	17.3%	16.9%	17.3%

(1)    Issued by Arch Capital Group Ltd. (“ACGL”).    (2) Issued by Arch Capital Group (U.S.) Inc., a wholly owned subsidiary of ACGL, and fully and unconditionally guaranteed by ACGL.
(3)    Excludes borrowings in the ‘other’ segment.    (4) Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended									Cumulative
	December 31,	September 30,		June 30,		March 31,		December 31,		December 31,
	2015	2015		2015		2015		2014		2015
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$3,506		$198,979		$162,898		$202,218		$3,607,405
Shares repurchased	—	52,402		3,165,975		2,731,248		3,593,114		124,083,707
Average price per share repurchased	$—	$66.91		$62.85		$59.64		$56.28		$29.07

Average book value per common share (1)	$47.82	$47.59		$47.65		$46.69		$44.81
Average repurchase price-to-book multiple	—	1.41	x	1.32	x	1.28	x	1.26	x

Remaining share repurchase authorization (2)	$521,757

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2016. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

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